Exhibit 24
R.H. DONNELLEY CORPORATION
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY
     Each undersigned officer and/or director of R.H. Donnelley Corporation, a Delaware corporation (the “Registrant”), does hereby make, constitute and appoint each of Steven M. Blondy, Robert J. Bush and Jenny L. Apker with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with the Dex Media, Inc. 2004 Incentive Award Plan and the Stock Option Plan of Dex Media, Inc., (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 31st day of January, 2006.

/s/ David C. Swanson	/s/ Steven M. Blondy

David C. Swanson	Steven M. Blondy
Chief Executive Officer and Director	Senior Vice President and Chief Financial Officer

/s/ Robert A. Gross

Robert A. Gross	James A. Attwood, Jr.
Vice President and Controller	Director

/s/ George A. Burnett	/s/ Michael P. Connors

George A. Burnett	Michael P. Connors
Chairman	Director

/s/ Nancy E. Cooper	/s/ Anthony J. de Nicola

Nancy E. Cooper	Anthony J. de Nicola
Director	Director

/s/ Robert Kamerschen

R. Glenn Hubbard	Robert Kamerschen
Director	Director

/s/ Russell T. Lewis	/s/ Alan F. Schultz

Russell T. Lewis	Alan F. Schultz
Director	Director

/s/ Barry Lawson Williams	/s/ Edwina Woodbury

Barry Lawson Williams	Edwina Woodbury
Director	Director

/s/ David M. Veit
David M. Veit
Director